As filed with the Securities and Exchange Commission on August 21, 2000
                                                      Registration No. 333-72659
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

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                       VITESSE SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                77-0138960
      (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)               Identification Number)

                                741 Calle Plano
                              Camarillo, CA 93012
                                 (805) 388-3700
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             --------------------

                               Eugene F. Hovanec
                            Chief Financial Officer
                       Vitesse Semiconductor Corporation
                                741 Calle Plano
                              Camarillo, CA 93012
                                 (805) 388-3700

                             --------------------
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             --------------------

                                   Copies to:
                               Francis S. Currie
                             Davis Polk & Wardwell
                              1600 El Camino Real
                              Menlo Park, CA 94025
                                 (650) 752-2000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the original effective date of this Registration Statement.
     If the only securities being registered on this Form are to be offered pursuant to dividend or reinvestment plans, check the following box. [ ]
     If the only securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
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


     Vitesse Semiconductor Corporation hereby withdraws from registration 298,714 shares of our common stock registered for resale hereon which have not been sold during the time we have agreed to keep this Registration Statement Effective.

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


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Camarillo, State of California on August 18, 2000.


                                              SIGNATURES


                                              VITESSE SEMICONDUCTOR CORPORATION


                                              By: /s/ Louis R. Tomasetta
                                                 -------------------------------
                                                 Name:  Louis R. Tomasetta
                                                 Title: Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


        Signature                       Title                        Date
        ---------                       -----                        ----

/s/ Louis R. Tomasetta
----------------------------    Chief Executive Officer         August 18, 2000
    Louis R. Tomasetta


/s/  Eugene F. Hovanec*
----------------------------    Chief Financial Officer         August 18, 2000
     Eugene F. Hovanec


/s/ James A. Cole*
----------------------------    Director                        August 18, 2000
    James A. Cole


/s/ Pierre R. Lamond*
----------------------------    Chairman of The Board           August 18, 2000
    Pierre R. Lamond


/s/ John C. Lewis*
----------------------------    Director                        August 18, 2000
    John C. Lewis


/s/ Alex Daly*
----------------------------    Director                        August 18, 2000
    Alex Daly


----------------------------    Director                        August 18, 2000
    Vincent Chan

*By: /s/ Louis R. Tomasetta
    ------------------------
       Louis R. Tomasetta

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